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                                                                    Exhibit 10.2



                                 NOVOCELL, INC.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT


         THIS SERIES C REFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of December 10, 2001 between Novocell, Inc., a Delaware corporation (the "Company"), and the purchasers listed on the Schedule of Purchasers ("Schedule of Purchasers") attached hereto as Exhibit A (the "Purchasers"). The parties hereby agree as follows:

         1.       Authorization and Sale of the Preferred Shares.

                  1.1 Authorization. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 1,250,000 shares of its Series C Preferred Stock (the "Series C Shares"), having the rights, restrictions, privileges and preferences as set forth in the Restated Certificate of Incorporation of the Company (the "Restated Certificate") attached hereto as Exhibit B.

                  1.2 Sale and Issuance of the Shares. Subject to the terms and conditions hereof, at the Closing, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company that number of Series C Shares set forth opposite such Purchaser's name on Exhibit A hereto at a purchase price of $4.00 per share. Subject to Section 6.1(f) hereof, the Company's agreement with each of the Purchasers hereunder is a separate agreement, the sale of the Series C Shares to each of the Purchasers is a separate sale and the closing of each sale is not conditional upon the closing of other sales. No Purchaser shall be liable for any breach of this Agreement by any other Purchaser.

         2.       Closing Date; Delivery.

                  2.1 Closing Date. The closing comprising the purchase by the Purchasers and sale by the Company of the Shares (the "Closing") shall be held at the offices of Crosby, Heafey, Roach & May, Professional Corporation, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067 at 10:00 a.m., local time, on December 10, 2001 or at such other place and time as the Company and the Purchasers shall mutually agree (the "Closing Date").

                  2.2 Delivery. Subject to the terms of this Agreement, at the Closing, the Company will deliver to each Purchaser a stock certificate registered in such Purchaser's name representing the number of Series C Shares purchased at the Closing by such Purchaser as set forth opposite such Purchaser's name on the Exhibit A, against delivery by each Purchaser to the Company, by check or wire transfer, of payment for the Shares being purchased at the Closing in the amount set forth opposite such Purchaser's name on Exhibit A.

         3. Representations and Warranties of the Company. Except as set forth in the Schedule of Exceptions attached hereto as Exhibit C (the "Schedule of Exceptions") (which exceptions shall be exceptions to the Sections of this Agreement referenced in the Schedule of Exceptions; provided; however, that the Purchasers agree that the inadvertent omission of a reference in the Schedule of Exceptions to a specific Section or Sections herein shall not be or be
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deemed to be a breach of this Agreement if the disclosure is such that it is understandably applicable to any other Section or Sections of this Section 3 the reference(s) to which were so omitted), the Company hereby represents and warrants to each Purchaser that:

                  3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the Company's business, properties or financial condition (a "Material Adverse Effect").

                  3.2 Corporate Power. The Company has all requisite corporate power necessary for the authorization, execution and delivery of this Agreement and the Second Amended and Restated Rights Agreement in substantially the form attached hereto as Exhibit D (the "Second Amended and Restated Rights Agreement"). This Agreement is, and the Second Amended and Restated Rights Agreement, when executed and delivered, will be, a valid and binding obligation of the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights and/or by public policy considerations.

                  3.3 Capitalization. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, and 6,400,115 shares of Preferred Stock, of which 1,685,000 shares have been designated Series A Preferred Stock, 3,255,813 shares have been designated Series B Preferred Stock, 209,302 shares have been designated Series B-1 Nonvoting Preferred Stock, and 1,250,000 have been designated Series C Preferred Stock. As of immediately prior to the Closing, there are or will be no shares of the Company's Common Stock, 1,685,000 shares of the Series A Preferred Stock, 3,046,511 shares of the Series B Preferred Stock, 209,302 shares of the Series B-1 Nonvoting Preferred Stock and no shares of Series C Preferred Stock issued and outstanding. The outstanding capital stock of the Company has been validly issued in accordance with applicable law. There are no outstanding securities of the Company other than the 1,685,000 issued and outstanding shares of Series A Preferred Stock, the 3,046,511 issued and outstanding shares of Series B Preferred Stock and the 209,302 issued and outstanding shares of Series B-1 Nonvoting Preferred Stock and options for 500,766 shares of Common Stock issued and outstanding under the Company's Stock Option Plan. Except as provided under the Existing Rights Agreement (as defined below), there are no outstanding preemptive or other rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from or repurchase (other than pursuant to the Company's Stock Option Plan and the Exchange Agreement described and defined in the Schedule of Exceptions) by the Company of any securities of the Company, except that 1,078,699 shares of Common Stock have been or will be reserved for issuance under the Company Stock Option Plan to management, employees, prospective employees, consultants, directors, and the like (whether issued outright, as restricted stock or pursuant to options, warrants or other rights to acquire securities), 1,685,000 shares of Common Stock have been reserved for issuance upon conversion of the Series A Preferred Stock, an aggregate of 3,255,813 shares of Common Stock have been reserved for issuance upon conversion of the outstanding shares of the Series B Preferred Stock and/or shares of the Series B-1 Nonvoting Preferred Stock and 1,250,000 shares of Common


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Stock have been reserved for issuance upon conversion of the Series C Shares being sold hereby. Notwithstanding the foregoing, and assuming that the transactions contemplated by the Exchange Agreement in the form provided to the Purchasers are consummated subsequent to the Closing and in accordance with the terms of such form of the Exchange Agreement, then, immediately after such consummation, there will be 3,255,813 shares of Series B Preferred Stock and no shares of Series B-1 Nonvoting Preferred Stock issued and outstanding. Attached hereto as Exhibit F is a capitalization chart, which capitalization chart sets forth a true and accurate list of the stockholders of the Company (by affiliated fund name or affiliated group) as of the date hereof (without giving effect to the consummation of any of the transactions contemplated hereby or by the Exchange Agreement).

                  3.4   Authorization.

                        (a) Corporation Action. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Series C Shares, the issuance of the Common Stock issuable upon conversion of the Series C Shares, the approval and filing of the Restated Certificate and the authorization, execution and delivery, and the performance of the Company's obligations under, this Agreement and the Second Amended and Restated Rights Agreement, has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered on behalf of the Company.

                        (b) Valid Issuance. The Series C Shares when issued in compliance with the provisions of this Agreement, and the shares of Common Stock issued upon conversion of the Shares when issued in accordance with the provisions of the Restated Certificate, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that all such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth therein, and as may be required by future changes in such laws. The rights, preferences, privileges and restrictions of the Series C Shares are as set forth in the Restated Certificate.

                  3.5 No Preemptive Rights. No person has any right of first refusal or any preemptive rights in connection with the issuance of the Series C Shares, the issuance of the Common Stock upon conversion of the Series A Preferred Stock, the Series B Preferred Stock or the Series B-1 Nonvoting Preferred Stock or any future issuances of securities by the Company except as set forth in that certain Amended and Restated Rights Agreement dated as of April 25, 2000 between the Company and its stockholders as amended by a First Amendment to Amended and Restated Rights Agreement (as amended, the "Existing Rights Agreement"), and as proposed to be amended and restated in its entirety by the Second Amended and Restated Rights Agreement.

                  3.6 Disclosure. No representation or warranty by the Company in this Agreement, or in any document or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading. The Company has fully provided the Purchasers with all the information which the Purchasers have requested for deciding


                                       3
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whether to purchase the Shares and all other material information known to the
Company regarding the business of the Company which the Company believes is reasonably necessary to enable the Purchasers to make such decision.

                  3.7 Properties and Assets; Liens, etc. The Company has good and marketable title to its properties and assets and good title to all its leasehold estates, in each case subject to no mortgage, pledge, lien, encumbrance or charge, other than liens resulting from taxes which have not yet become delinquent and liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

                  3.8 Proprietary Rights. As of the date hereof, the Company has sufficient right, title and ownership of all patents, trademarks, service marks, trade names, copyrights, licenses, information and other proprietary rights, or adequate licenses, rights or purchase options with respect thereto, necessary for its business as now conducted, or will be able to obtain on terms which will not have a Material Adverse Effect, all necessary permits, licenses and other authority with respect thereto without any conflict with or infringement of the rights of others. To the Company's knowledge, as of the date hereof, the Company will be able to obtain, on terms which will not have a Material Adverse Effect, those proprietary rights which the Company reasonably believes are necessary for the conduct of its business as presently proposed to be conducted. To the Company's knowledge, the Company does not require any permit, license or authority with respect to any proprietary right of any third party which is necessary for its business as currently conducted other than such permits, licenses or authorities that have already been obtained by the Company or which the Company reasonably believes it will be able to obtain on terms which will not have a Material Adverse Effect. The Company has not received any written communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any person or entity.

                  3.9 Compliance with Other Instruments; None Burdensome, etc. The Company is not in violation, default or breach of any term of its present Restated Certificate of Incorporation or its Bylaws, as the same may be amended to date, or any mortgage, indenture, contract, agreement, instrument, judgment, decree or order by which the Company is bound or to which its properties are subject or, any statute, rule, or regulation applicable to the Company where such violation, default or breach would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company. The execution, delivery and performance by the Company of and compliance by the Company with this Agreement and the Second Amended and Restated Rights Agreement, and the transactions contemplated hereby and thereby, will not result in any such violation and will not be in conflict with or constitute a default or breach under any of the foregoing and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any of the foregoing.

                  3.10 Employees. To the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or proposed to be conducted by the Company or


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for any other reason, and the continued employment by the Company of its present employees will not result in any such violations.

                  3.11 Litigation, etc. There are no actions, suits, or proceedings pending or, to the Company's knowledge, threatened (nor does the Company have knowledge of any inquiries or investigations pending or threatened) against the Company, nor, to the Company's knowledge, is there any basis therefor, which, either in any case or in the aggregate, could be reasonably expected to result in any material adverse change in the business, prospects, affairs or operations of the Company or in any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none which questions the validity of this Agreement or any action taken or to be taken in connection herewith or therewith. The Company is not a party or subject to any writ, order, decree or judgment and there is no action, suit, proceeding, arbitration or investigation by the Company currently pending or which the Company intends to originate. The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties and assets except where the failure to so comply would not have a Material Adverse Effect.

                  3.12 Registration Rights. Except as provided in this Agreement and in the Existing Rights Agreement, the Company is not under any obligation to register any presently outstanding securities, or any securities which may hereafter be issued, under the Securities Act of 1933, as amended (the "Securities Act").

                  3.13 Qualified Small Business. As of the date of issuance hereunder of the Series C Shares to be issued at the Closing, (i) the Company is or will be a "qualified small business" and meets or will meet the "active business" requirements, as such terms are used in Internal Revenue Code ("IRC")
Section 1202, and (ii) the Series C Shares will qualify as "qualified small business stock", as defined in IRC Section 1202. The Company further represents and warrants that it has made no "significant redemptions" within the meaning of
Section 1202(c)(3)(B) of the IRC.

                  3.14 Consents, etc. No consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or third party on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the Second Amended and Restated Rights Agreement or, as of the date hereof, the offer, sale or issuance of the Series C Shares or the consummation of any other transaction contemplated hereby, except those imposed under the Existing Rights Agreement and filings under the Securities Act, the California Corporate Securities Law of 1968, as amended (the "California Law"), and any other applicable state securities laws which will be made and will be effective within the time periods required by law.

                  3.15 No Broker. No broker, agent or other intermediary has been retained by the Company in connection with the transactions contemplated hereby.

                  3.16 Use of Proceeds. The proceeds received by the Company from the sale of the Series C Shares shall only be used by the Company for working capital and general corporate purposes.


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                  3.17  Subsidiaries. The Company does not own or control,
directly or indirectly, any interest in any other corporation, partnership, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

                  3.18 Related Party Transactions. No employee, officer, stockholder or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally to all employees. To the Company's knowledge, except for an equity ownership in one or more stockholders of the Company, no employee, officer or director has any direct or indirect ownership interest in any firm or corporation with which the Company is Affiliated (as defined below) or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. To the Company's knowledge, no officer, stockholder, director or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). For purposes of this Agreement, a corporation or other legal or natural person is an "Affiliate" of another or is "Affiliated" with another if the corporation or other legal or natural person controls or is controlled by or under common control with the other corporation or other legal or natural person. "Control" means possessing the ability to influence the management or policies of a corporation or other legal or natural person.

                  3.19 Permits; Compliance. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of its present franchises, permits, licenses or other similar authority.

                  3.20 Tax Return, Payments, and Elections. The Company has timely filed all tax returns (federal, state and local) required to be filed by it and all taxes, including, without limitation, income, excise, property, sales, transfer, use, franchise, payroll, employees' income withholding and social security taxes imposed or assessed by the United States or by any state, municipality, subdivision or instrumentality of the United States shown on such returns to be due or payable by the Company, and all interest, penalties and additions thereon, have been paid in full or, if not yet payable, have been adequately accrued on the Company's books and records. The Company is not the beneficiary of any extension of time within which to file any such returns. The Company has no tax deficiency or claim outstanding, assessed or, to the best of its knowledge, proposed against it. No issues have been raised in writing to the Company or are currently pending by the Internal Revenue Service or any other taxing authority in connection with any of such tax returns, and no waivers of statutes of limitations have been given or requested with respect to the Company in connection therewith. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, respectively, nor has it made any other elections pursuant to the Code (other than elections


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that relate solely to methods of accounting, depreciation, or amortization) that are expected to have a Material Adverse Effect.

                  3.22 Securities Laws. Subject in part to the truth and accuracy of each Purchaser's representations set forth in this Agreement, the offer, issuance and sale of the Series C Shares are, and the issuance of the Common Stock upon the conversion thereof will be (based on existing law), exempt from the registration and prospectus delivery requirements of the Securities Act, and upon making the required "Blue Sky" filings (if any) in the applicable jurisdictions, will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. The Company has not issued any securities in violation of Section 5 of the Securities Act or the registration, permit or qualification requirements of any state securities laws (other than those for which the statute of limitations has expired).

                  3.23 Insurance. The Company has in full force such types of insurance issued by issuers of recognized responsibility insuring the Company, with respect to its liability, workers' compensation, business and properties, in such amounts and against such losses and risks as are customarily maintained by entities operating businesses and properties of the type operated by the Company.

                  3.24 Employee Benefit Plans; Unions. Each employee benefit plan (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained by the Company has been administered and operated in all material respects in compliance with its terms. The Company does not maintain nor is it a party to (or ever maintained or was a party to ) any "employee pension benefit plan," as defined in Section 3(2) of ERISA, and the Company does not contribute to any "multiemployer plan" as defined in Section 3(37) of ERISA. The Company does not have any employees that are represented by a union with respect to the Company and its business or operations. The Company is not a party to any collective bargaining agreement and, to the best of the Company's knowledge, no organizational efforts are presently being made with respect to any of its employees.

                  3.25 Books and Records. The minute books of the Company contain complete and accurate records in all material respects of all meetings and other corporate actions of the Company's stockholders, Board of Directors and all committees, if any, appointed by its Board of Directors. To the best of the Company's knowledge, the Company's stock ledger is complete and reflects all issuances, transfers, repurchases and cancellation of shares of the capital stock of the Company. The books of account, ledgers, records and documents of the Company accurately reflect all material information relating to its business, the nature, acquisition, maintenance, location and collection of its assets and the nature of all transactions giving rise to its obligations and its accounts receivable.

                  3.26 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for


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guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business consistent with past practice.

         4. Covenant of the Company; Qualified Small Business. The Company will use its best efforts to comply with the reporting and recordkeeping requirements of IRC Section 1202, any regulations promulgated thereunder and any similar state laws and regulations, and agrees, unless otherwise approved by the Board of Directors, not to repurchase or redeem any stock of the Company if such repurchase or redemption would cause any of the Series C Shares not to so qualify as "Qualified Small Business Stock" ("QSBS"). The Company further covenants to submit to its stockholders and to state and federal taxation authorities such forms and filings as may be required to document such compliance, including the California Franchise Tax Board Form 3565, Small Business Stock Questionnaire, with its franchise or income tax return for the current income year. Until such time as Treasury Regulations or other tax authority pronouncements are issued which clarify the meaning of QSBS, the Company will in good faith treat and report the Series C Shares as QSBS for all purposes as long as there is a reasonable basis for such treatment. Within forty-five (45) days of the receipt of a written request for information from a Purchaser regarding the status of such Purchaser's Series C Shares as QSBS, the Company shall provide such Purchaser a certification setting forth the Company's good faith judgment regarding the QSBS status of such Series C Shares, provided that the Company shall not be liable to such Purchaser in the event such Series C Shares are later determined not to be QSBS.

         5. Representations and Warranties of Purchasers and Restrictions on Transfer Imposed by the Securities Act.

              5.1 Representations and Warranties by the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

                   (a) Investment Intent. This Agreement is made with the Purchaser in reliance upon such Purchaser's representation to the Company, evidenced by Purchaser's execution of this Agreement, that Purchaser is and will be acquiring the Series C Shares to be acquired by it pursuant hereto and the Common Stock issuable upon conversion thereof (collectively the "Securities") at the Closing for such Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Purchaser has the full right, power and authority to enter into and perform this Agreement and the Second Amended and Restated Rights Agreement and this Agreement constitutes, and, upon execution and delivery, the Second Amended and Restated Agreement will constitute, a valid and binding obligation upon it, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights and/or by public policy considerations.

                   (b) Shares Not Registered. Purchaser understands and acknowledges that the offering of the Series C Shares pursuant to this Agreement has not been and will not be registered under the Securities Act or qualified or registered under applicable blue sky laws on the grounds that the offering and sale of the Securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification or registration under exemptions available under applicable blue sky laws, and that the Company's reliance


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upon such exemptions is predicated upon such Purchaser's representations set forth in this Agreement. Purchaser acknowledges and understands that the Securities must be held indefinitely unless the Securities are subsequently registered under the Securities Act and qualified under applicable blue sky laws or an exemption from such registration and such qualification is available.

                   (c) No Transfer. Purchaser covenants that in no event will such Purchaser dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Securities Act or in compliance with Rule 144 promulgated under the Securities Act) unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that
(x) such disposition will not require registration under the Securities Act and
(y) appropriate action necessary for compliance with the Securities Act and other applicable state, local or foreign law has been taken. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

                   (d) Permitted Transfers. Notwithstanding the provisions of subsection (c) above, no registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser which is a partnership to a partner of such partnership or a former partner of such partnership who leaves such partnership after the date hereof, or to the estate of any such partner or former partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be bound by the terms of this Agreement to the same extent as if the transferee were an original Purchaser hereunder.

                   (e) Knowledge and Experience. Purchaser (i) is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act; (ii) has the ability to bear the economic risks of such Purchaser's prospective investment, including a complete loss of Purchaser's investment, in the Securities; (iii) has been furnished with and has had access to such information as such Purchaser has considered necessary to make a determination as to the purchase of the Securities together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by such Purchaser satisfactorily answered by the Company; and (v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

                   (f) Not Organized to Purchase. Purchaser has not been organized for the purpose of purchasing the Securities.


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              5.2  Legends. Each certificate representing the Securities may be endorsed with the following legends:

                   (a) Federal Legend. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                   (b) Other Legends. Any other legends which the Company believes should be placed thereon with regard to applicable state corporate and/or securities laws.

The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

              5.3 Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to subsection 5.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k).

         6.   Conditions to Closing.

              6.1 Conditions to Purchasers' Obligations. The obligation of each Purchaser to purchase its Series C Shares at the Closing is subject to the fulfillment to the Purchaser's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Purchaser:

                   (a) Consents and Waivers. The Company shall have obtained in a timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                   (b) Restated Certificate. The Restated Certificate shall have been filed with the Delaware Secretary of State, and the same shall be effective as of the Closing Date and not rescinded or amended, and evidence of such filing shall have been delivered to the Purchasers.

                   (c) Amended Agreement. The Company and each of the parties to the Existing Rights Agreement and each of the Purchasers shall have executed and delivered the Second Amended and Restated Rights Agreement.


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
                   (d) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made and shall be true and correct in all material respects on the Closing Date (subject to changes thereto in the ordinary course of business) with the same force and effect as if they had been made on and as of the Closing Date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date and there shall be no order, decree of injunction shall have been issued which prohibits such purchase and no proceeding shall be pending or threatened seeking to prohibit such purchase.

                   (e) Legal Investment. At the time of the Closing, the purchase of the Shares by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

                   (f) Payment for Series C Shares. Each of the Purchasers shall have delivered to the Company the purchase price for the Series C Shares to be acquired by it at the Closing.

                   (g) Officer's Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date, executed by the President of the Company, certifying to the satisfaction of the conditions specified in Sections 6.1 (a) through (d) herein.

                   (h) Opinion of Counsel. The Company shall have delivered to the Purchasers an opinion of counsel to the Company, addressed to the Purchasers and dated as of the Closing Date, in substantially the form attached hereto as Exhibit E.

              6.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Series C Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the date of Closing Date of the following conditions, any of which may be waived by the
Company:

                   (a) Representations and Warranties Correct. The representations and warranties made by each Purchaser in Section 5 hereof shall be true and correct when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date. Each Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date and there shall be no order, decree of injunction shall have been issued which, prohibits such purchase and no proceeding shall be pending or threatened seeking to prohibit such purchase.

                   (b) Consents and Waivers. The Company shall have obtained in a timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                   (c) Incorporation of Conditions. The conditions set forth in Section 6.1(c) and Section 6.1(e) (other than as the foregoing relate to actions of the Company) shall have been fulfilled.

                   (d) Payment for Series C Shares. As to any Purchaser, that Purchaser shall have delivered to the Company the purchase price for the Series C Shares to be acquired by it at the Closing, such delivery of the purchase price to be made in the manner specified in Section 2.2 hereof.

         7.   Miscellaneous.

              7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

              7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby.

              7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

              7.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

              7.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers, or at such other address as such Purchaser shall have furnished to the Company in writing or (b) if to the Company, at such address as the Company shall have furnished to the Purchasers in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail.

              7.6 Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

              7.7 Expenses. The Company and the Purchasers shall each bear their own expenses and legal fees in connection with the consummation of this transaction.

              7.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

              7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

              7.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

         IN WITNESS WHEREOF, the parties hereto have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.

                                       NOVOCELL, INC.



                                       By: /s/ Paul Latta
                                          --------------------------------------
                                           Paul Latta, President & CEO

"PURCHASER"

                                        SurModics, Inc.
                                       -----------------------------------------
                                       (Print or type name of Purchaser)


                                       By: /s/ James C. Powell
                                          --------------------------------------
                                           (Signature)

If signing on behalf of an entity:

                                       Name of Signatory:
                                                         -----------------------

                                       Title of Signatory:
                                                          ----------------------






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